Exhibit 99.1

Pacific State Bancorp                                  1899 West March Lane
                                                       Stockton, CA 95207
                                                       209/870-3214 Telephone
                                                       209/870-3255 Fax

PRESS RELEASE
--------------------------------------------------------------------------------

                       FOR IMMEDIATE RELEASE JULY 19, 2007

Stockton, California - July 19, 2007

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ Global Market/PSBC), the parent company of Pacific State Bank, today reported 2nd quarter profits and continued asset growth for the Stockton, California based financial institution:

        o   Net income for the second quarter of 2007 of $1,409,000
        o   Net Income Year to Date 2007 $2,735,000
        o   Total Assets as of June 30, 2007 of $406,339,000.

PSBC quarter over quarter June 30, 2007 compared to June 30, 2006 financial performance information is as follows:

Balance Sheet:

        o Total Federal Funds, Interest Bearing Deposits in Banks and Investment Securities: $68,426,000, an increase of $45,097,000 or 193.3%.
        o   Net Loans: $296,138,000, an increase of $26,031,000 or 9.64%.
        o   Total Assets: $406,339,000, an increase of $78,437,000 or 23.92%.
        o Non-Interest Bearing Deposits: $63,077,000, a decrease of $1,050,000 or 1.64%.
        o   Total Deposits: $352,857,000, an increase of $65,547,000 or 22.81%.
        o Total Shareholders Equity: $32,073,000, an increase of $7,495,000 or 30.49%.

Income Statement:

        o Total Interest Income: $8,132,000, an increase of $1,811,000 or 28.65%.

        o Total Interest Expense: $3,479,000, an increase of $1,357,000 or 63.95%.
        o   Net Interest Income: $4,653,000, an increase of $454,000 or 10.81%.
        o   Non-Interest Income: $707,000, an increase of $207,000 or 41.40%.
        o Non-Interest Expense: $3,002,000, an increase of $550,000 or 22.71%. As of June 30, 2007 the Company had 86 full-time employees as compared to 76 as of June 30, 2006.
        o   Net Income: $1,409,000, an increase of $102,000 or 7.80%.
        o Net Interest Margin: 5.19%, down 55 basis points. The decrease is due primarily to increases in the rates paid on deposits and other borrowings and the change in mix of deposits with more time deposits offset by the increases in the overall yields on earning assets and the change in mix of earning assets with more loans and Federal funds sold.
        o   Annualized Return on Average Assets: 1.43% down from 1.65%.
        o Annualized Return on Average Equity: 18.33% down from 22.60%. The decrease in ROE is primarily attributable to an increase in shareholders equity from net income, the proceeds from the sale of common stock to a new member of the Board of Directors and the exercise of options. The increase in equity totaled $7,495,000 or 30.49%.
        o   Efficiency Ratio: 55.81% increasing slightly from 52.18%.
        o Basic Earnings Per Share: $0.38, an increase of $0.01 per share or 2.70%.
        o Diluted Earnings Per Share: $0.35, an increase of $0.01 per share or 4.62%.

Balance Sheet: June 30, 2007 as compared to December 31, 2006

        o Total Fed Funds and Investment Securities: $68,426,000, a increase of $13,689,000 or 25.01%.
        o   Net Loans: $296,138,000, an increase of $8,820,000 or 3.07%.
        o   Total Assets: $406,339,000, an increase of $19,587,000 or 5.06%.
        o Non-Interest Bearing Deposits: $63,077,000 a decrease of $10,120,000 or 13.83%.
        o   Total Deposits: $352,857,000, an increase of $11,861,000 or 3.48%.
        o Total Shareholders Equity: $32,073,000, an increase of $3,014,000 or 10.37%.

        Income Statement:

        o Total Interest Income: $15,638,000, an increase of $3,525,000 or 29.10%.
        o Total Interest Expense: $6,654,000, an increase of $2,813,000 or 73.26%.

        o   Net Interest Income: $8,984,000, an increase of $712,000 or 8.61%.
        o   Non-Interest Income: $1,392,000, an increase of $293,000 or 26.66%.
        o Non-Interest Expense: $5,701,000, an increase of $662,000 or 13.14%. As of June 30, 2007 and December 31, 2006 the Company had 86 full-time employees.
        o   Net Income: $2,735,000, an increase of $221,000 or 8.79%.
        o Net Interest Margin: 5.14%, down 71 basis points. The decrease is due primarily to increases in the rates paid on deposits and other borrowings and the change in mix of deposits with more time deposits offset by the increases in the overall yields on earning assets and the change in mix of earning assets with more loans and Federal funds sold.
        o   Annualized Return on Average Assets: 1.42% down from 1.62%.
        o Annualized Return on Average Equity: 18.29% down from 22.64%. The decrease in ROE is primarily attributable to an increase in shareholders equity from net income, the proceeds from the sale of common stock to a new member of the Board of Directors and the exercise of options. The increase in equity totaled $3,014,000 or 10.37%.
        o   Efficiency Ratio: 54.94% increasing slightly from 53.77%.
        o Basic Earnings Per Share: $0.75, an increase of $0.03 per share or 4.17%.
        o Diluted Earnings Per Share: $0.68, an increase of $0.03 per share or 4.62%.

Balance Sheet: June 30, 2007 as compared to March 31, 2007

        o Total Fed Funds and Investment Securities: $68,426,000, a decrease of $6,533,000 or 8.72%.
        o   Net Loans: $296,138,000, an increase of $8,664,000 or 3.01%.
        o   Total Assets: $406,339,000, an increase of $2,144,000 or 0.53%.
        o Non-Interest Bearing Deposits: $63,077,000 a decrease of $3,482,000 or 5.23%.
        o   Total Deposits: $352,857,000, a decrease of $3,204,000 or 0.90%.
        o   Total Borrowings: $8,500,000, an increase of $3,600,000 or 73.47%
        o Total Shareholders Equity: $32,073,000, an increase of $1,607,000 or 5.27%.

Income Statement: For the quarter ended June 30, 2007 compared to the quarter ended March 31, 2007

        o   Total Interest Income: $8,132,000, an increase of $626,000 or 8.34%.
        o Total Interest Expense: $3,479,000, an increase of $304,000 or 9.61%.

        o   Net Interest Income: $4,653,000, an increase of $322,000 or 7.43%.
        o   Non-Interest Income: $706,000, an increase of $20,000 or 2.92%.
        o Non-Interest Expense: $2,991,000, an increase of $281,000 or 10.37%. At June 30, and March 31, 2007 the Company had 86 full-time employees.
        o   Net Income: $1,409,000, an increase of $83,000 or 6.26%.
        o Net Interest Margin: 5.19%, up 9 basis points. The increase is due to the increase in the loan fees recognized in the second quarter. Loan fees for the second quarter of 2007 were $809,000 up $387,000 or 91.71%.
        o   Annualized Return on Average Assets: 1.43% up slightly from 1.41%.
        o   Annualized Return on Average Equity: 18.33% up slightly from 18.25%.
        o   Efficiency Ratio: 55.81% increasing slightly from 53.80%.
        o Basic Earnings Per Share: $0.38, an increase of $0.02 per share or 5.56%.
        o Diluted Earnings Per Share: $0.35, an increase of $0.02 per share or 6.06%.

PACIFIC STATE BANCORP CONSTRUCTION LOAN PORTFOLIO REVIEW

Due to the concerns for the Central Valley of California single family real estate market and the high ratios of delinquencies and foreclosures in this market; the management of Pacific State Bank felt that the inclusion of the following analysis of our total speculative real estate loan portfolio would be of interest to our investors.

In reviewing the Bank's spec construction loan portfolio for single family dwellings (SFD) at June 30, 2007, it was determined that Pacific State Bank has 29 homes under construction or completed in projects from Oroville to Fresno, California. The total loan commitment for these loans is $9,806,000 with an average loan of $338,138. The total appraised value or adjusted sales price on these homes is$13,695,750 providing equity of $3,889,750. The aggregate loan to value ratio for the spec construction SFD portfolio is 72%. Ten of these spec construction homes are one or two unit in fill SFD's representing 34% of the portfolio. For all loans, the bank has worked with the developers or builders in the past. New spec units are not financed unless all inventories in the development project have been sold. In all of the projects; sales are either pending closure, or have already closed. The one apartment complex, located in Tracy, California, (32 units) is approximately 95% complete and we expect the occupancy permits to be issued shortly.

Development loans with a total of 668 single family lots in the Bank's portfolio are either fully finished or permitted legal lots with total outstanding debt or loan commitments of $12,467,612. The average loan per lot is $18,664. The total appraised value of the 668 lots is $32,767,518 providing a LTV of 38%. In each development, the Bank has received pay downs from project sales or debtor cash reductions. These projects are located in Oroville, Stockton, Galt, Murphys, and Fresno, California. Only 13 finished lots are in Stockton, California. The Bank also has a land loan in Tracy, California, comprising 38 acres that was purchased for $3,807,000 and has an outstanding loan balance of $2,285,000. The loan to value is 54% based on an appraised value of $4,200,000. The borrower is working the parcel through the permitting process.

The Bank also has several commercial projects that are spec industrial, commercial retail/office or flex-office warehouse developments. These projects are in various stages of completion or in position to be placed into permanent financing either with the Bank or with loans the Bank will sell into the secondary market. PSB currently has $40,000,000 in loan commitment for these projects. The markets for these projects are very strong with 0-1% current vacancy rates for Stockton and Lathrop industrial warehousing. Other projects include mini-storage, office, flex-warehousing and retail space.

As of June 30, 2007 the Bank has total gross loans and commitments for spec construction (all spec classifications) of approximately $60,000,000 which represents approximately 14.2% of the gross loans and commitments. The Bank has $423,951,000 in outstanding loans and loan commitments as of June 30, 2007.

CREDIT QUALITY EVALUATION

At June 30, 2007, credit quality continues to be strong. The Company had one impaired loan in the amount of $121,000. This represents 0.004% of the Company's loan portfolio. This loan has since become current. As of June 30, 2007, loans past due 30 to 59 days totaled $165,000 or 0.006% of the Company's loan portfolio. Loans past due 60 to 89 days totaled $3,000 or 0.0001% of the loan portfolio. The bank continues to have no other real estate owned.

Attached are certain unaudited financial statements supporting the financial information summarized above. Further inquiries should be directed to Mr. Steven Rosso at 209-870-3214, or by mail to P.O. Box 1649, Stockton, California 95201. Additional information also can be obtained by visiting the Company website -www.pacificstatebank.com.

                      PACIFIC STATE BANCORP AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)                                                           June 30,     December 31,
(in thousands, except share amounts)                                    2007           2006
-----------------------------------------------------------------   ------------   ------------
Assets

Cash and due from banks                                             $     14,257   $     18,985
Federal funds sold                                                        31,164         31,630
Investment securities - available for sale (amortized
 cost of $38,216 in 2007 and $23,186 in 2006)                             37,262         23,107
Loans, less allowance for loan losses of
 $2,699 in 2007 and $2,478 in 2006                                       296,138        287,318
Premises and equipment, net                                               13,020         11,957
Company owned life insurance                                               6,198          6,079
Accrued interest receivable and other assets                               8,300          7,676
                                                                    ------------   ------------
        Total assets                                                $    406,339   $    386,752
                                                                    ============   ============
Liabilities and Shareholders' Equity

Deposits:
  Non-interest bearing                                              $     63,077   $     73,197
  Interest bearing                                                       289,780        267,799
      Total deposits                                                     352,857        340,996
Other borrowings                                                           8,500          4,900
Subordinated debentures                                                    8,764          8,764
Accrued interest payable and other liabilities                             4,145          3,033
                                                                    ------------   ------------
      Total liabilities                                                  374,266        357,693
Shareholders' equity:
  Preferred stock - no par value; 2,000,000 shares authorized;
   None issued or outstanding
  Common stock - no par value; 24,000,000 shares authorized;
   issued and outstanding 3,696,157 in 2007 and 3,661,477 in 2006          9,961          9,651
Retained earnings                                                         22,190         19,455
Accumulated other comprehensive loss, net of tax                             (77)           (47)
                                                                    ------------   ------------
        Total shareholders' equity                                        32,073         29,059
          Total liabilities and shareholders' equity                $    406,339   $    386,752
                                                                    ============   ============

                      PACIFIC STATE BANCORP AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)                                                           June 30,       June 30,
(in thousands, except share amounts)                                    2007           2006
-----------------------------------------------------------------   ------------   ------------
Assets

Cash and due from banks                                             $     14,257   $     13,702
Federal funds sold                                                        31,164              0
Investment securities - available for
 sale (amortized cost of $38,216 in 2007 and $23,546 in 2006)             37,262         23,329
Loans, less allowance for loan losses
 of $2,699 in 2007 and $2,516 in 2006                                    296,138        270,107
Premises and equipment, net                                               13,020          9,564
Company owned life insurance                                               6,198          4,499
Accrued interest receivable and other assets                               8,300          6,701
                                                                    ------------   ------------
        Total assets                                                $    406,339   $    327,902
                                                                    ============   ============

Liabilities and Shareholders' Equity

Deposits:
  Non-interest bearing                                              $     63,077   $     64,127
  Interest bearing                                                       289,780        223,183
    Total deposits                                                       352,857        287,310
Other borrowings                                                           8,500          4,900
Subordinated debentures                                                    8,764          8,764
Accrued interest payable and other liabilities                             4,145          2,350
                                                                    ------------   ------------
    Total liabilities                                                    374,266        303,324
Shareholders' equity:
  Preferred stock - no par value; 2,000,000 shares authorized;
   none issued or outstanding
  Common stock - no par value; 24,000,000 shares authorized;
   issued and outstanding 3,696,157 in 2007 and 3,589,458 in 2006          9,961          8,280
Retained earnings                                                         22,190         16,426
Accumulated other comprehensive loss, net of tax                             (77)          (128)
                                                                    ------------   ------------
        Total shareholders' equity                                        32,073         24,578
          Total liabilities and shareholders' equity                $    406,339   $    327,902
                                                                    ============   ============

                              PACIFIC STATE BANCORP
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                               JUNE 30                       JUNE 30
                                                                         Three months ended             Six months ended
 (Unaudited)                                                         ---------------------------   ---------------------------
(in thousands, except share amounts)                                     2007           2006           2007           2006
------------------------------------------------------------------   ------------   ------------   ------------   ------------
Interest income:
  Interest and fees on loans                                         $      7,300   $      5,998   $     14,142   $     11,459
  Interest on Federal funds sold                                              348              6            669             17
  Interest on investment securities                                           484            317            827            637
                                                                     ------------   ------------   ------------   ------------
          Total interest income                                             8,132          6,321         15,638         12,113
Interest expense:
  Interest on deposits                                                      3,239          1,792          6,156          3,276
  Interest on subordinated debentures                                         185            180            377            344
  Interest on borrowings                                                       55            150            121            221
                                                                     ------------   ------------   ------------   ------------
          Total interest expense                                            3,479          2,122          6,654          3,841
                                                                     ------------   ------------   ------------   ------------
          Net interest income before provision for loan losses              4,653          4,199          8,984          8,272
Provision for loan losses                                                      55             90            220            180
                                                                     ------------   ------------   ------------   ------------
    Net interest income after provision for loan losses                     4,598          4,109          8,764          8,092
                                                                     ------------   ------------   ------------   ------------
Non-interest income:
  Service charges                                                             217            250            438            458
  Other fee income                                                            470            230            926            461
  Gain onsale of loans                                                         19             20             28            180
                                                                     ------------   ------------   ------------   ------------
          Total non-interest income                                           706            500          1,392          1,099
Non-interest expenses:
  Salaries and employee benefits                                            1,506          1,335          2,988          2,685
  Occupancy                                                                   277            208            563            407
  Furniture and equipment                                                     200            183            367            361
  Other                                                                     1,019            726          1,783          1,586
                                                                     ------------   ------------   ------------   ------------
      Total non-interest expenses                                           3,002          2,452          5,701          5,039
                                                                     ------------   ------------   ------------   ------------
      Income before provision for income taxes                              2,313          2,157          4,455          4,152
Provision for income taxes                                                    904            850          1,720          1,638
                                                                     ------------   ------------   ------------   ------------
      Net income                                                     $      1,409   $      1,307   $      2,735   $      2,514
                                                                     ============   ============   ============   ============
Basic earnings per share                                             $       0.38   $       0.37   $       0.75   $       0.72
                                                                     ============   ============   ============   ============
Diluted earnings per share                                           $       0.35   $       0.34   $       0.68   $       0.65
                                                                     ============   ============   ============   ============
Weighted average common shares outstanding                              3,677,935      3,510,801      3,665,558      3,493,964
Weighted average common and common equivalent shares outstanding        4,002,109      3,900,010      3,999,032      3,894,748

                                                      THREE MONTHS ENDED                   THREE MONTHS ENDED
                                                        JUNE 30, 2007                        JUNE 30, 2006
                                              ----------------------------------   ----------------------------------
                                                           Interest     Average                 Interest     Average
                                               Average     Income or    Yield or    Average     Income or    Yield or
                                               Balance      Expense       Cost      Balance      Expense       Cost
                                              ---------   -----------   --------   ---------   -----------   --------
ASSETS:
Interest-earning assets:
Loans                                           295,030         7,300       9.92%    265,333         5,998       9.07%
Investment securities                            37,310           484       5.20%     27,095           317       4.69%
Federal funds sold                               27,424           348       5.09%        861             6       2.80%
                                              ---------   -----------              ---------   -----------
         Total average earning assets           359,764         8,132       9.07%    293,289         6,321       8.64%

Non-earning assets:
Cash and due from banks                          16,644                               13,498
Other assets                                     20,143                               11,215
                                              ---------                            ---------
         Total average assets                   396,551                              318,002
                                              =========                            =========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits

      Interest-bearing demand                    84,522           622       2.95%     89,412           573       2.57%
      Savings                                     5,343            13       0.98%      6,298            15       0.96%
      Time deposits                             196,233         2,604       5.32%    116,062         1,204       4.16%
      Other borrowings                           13,564           240       7.10%     19,592           330       6.76%
                                              ---------   -----------              ---------   -----------
         Total average interest-bearing
          liabilities                           299,661         3,479       4.66%    231,364         2,122       3.68%
                                                                        ========               ===========

Noninterest-bearing liabilities:
      Demand deposits                            63,893                               62,558
      Other liabilities                           2,157                                  881
                                              ---------                            ---------
         Total liabilities                      365,711                              294,803
Shareholders' Equity:                            30,839                               23,199
                                              ---------                            ---------
Total average liabilities and shareholders'
 equity                                         396,551                              318,002
                                              =========                            =========

                                                          -----------                          -----------
Net interest income                                             4,653                                4,199
                                                          ===========                          ===========

Yield on interest-earning assets                                            9.07%                                8.64%
Cost of funding interest-earning assets                                     3.88%                                2.90%
                                                                        --------                             --------
Net interest margin                                                         5.19%                                5.74%
                                                                        ========                             ========

                                                       SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                        JUNE 30, 2007                        JUNE 30, 2006
                                              ----------------------------------   ----------------------------------
                                                           Interest      Average                Interest     Average
                                               Average     Income or    Yield or    Average     Income or    Yield or
                                               Balance      Expense       Cost      Balance      Expense       Cost
                                              ---------   -----------   --------   ---------   -----------   --------
ASSETS:
Interest-earning assets:
Loans                                           293,728        14,142       9.71%    257,036        11,459       8.99%
Investment securities                            31,945           821       5.18%     27,408           637       4.69%
Federal funds sold                               26,393           669       5.11%        845            17       4.06%
Interest bearing deposits in banks                  215             6       5.63%          0             0       0.00%
                                              ---------   -----------              ---------   -----------
         Total average earning assets           352,281        15,638       8.95%    285,289        12,113       8.56%

Non-earning assets:

Cash and due from banks                          16,316                               12,896
Other assets                                     21,007                               14,431
                                              ---------                            ---------
         Total average assets                   389,604                              312,616
                                              =========                            =========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits

      Interest-bearing demand                    86,181         1,230       2.88%     95,679         1,182       2.49%
      Savings                                     5,468            27       1.00%      6,415            25       0.79%
      Time deposits                             187,687         4,899       5.26%    106,785         2,069       3.91%
      Other borrowings                           13,677           498       7.34%     18,169           565       6.27%
                                              ---------   -----------              ---------   -----------

         Total average interest-bearing
         liabilities                            291,013         6,654       4.58%    227,048         3,841       3.41%
                                                                        ========               ===========

Noninterest-bearing liabilities:
      Demand deposits                            64,609                               61,686
      Other liabilities                           1,826                                1,486
                                              ---------                            ---------
         Total liabilities                      359,448                              290,220
Shareholders' Equity:                            30,156                               22,396
                                              ---------                            ---------
Total average liabilities and shareholders'
 equity                                         389,604                              312,616
                                              =========                            =========
                                                          -----------                          -----------
Net interest income                                             8,984                                8,272
                                                          ===========                          ===========
Yield on interest-earning assets                                            8.95%                                8.56%
Cost of funding interest-earning assets                                     3.81%                                2.72%
                                                                        --------                             --------
Net interest margin                                                         5.14%                                5.85%
                                                                        ========                             ========